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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2000

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                                CORECOMM LIMITED

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               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-31359                23-3032245

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(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)

                    110 East 59th Street, New York, NY 10022

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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, including area code (212)906-8440

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Other Events

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     CoreComm Limited is furnishing thisReport on Form 8-K pursuant to
Regulation FD that on November 13, 2000, it announced financial results for the quarter ended September, 30, 2000.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference, as well as a complete set of slides which are to be presented at the November 13, 2000, investor meeting referenced in the press release.

     The slides being furnished are going to be used in conjunction with an oral presentation at the investor meeting described in the attached press release. In addition to the historical information presented, the slides being furnished herewith also include certain forward-looking statements.Such statements represent the Company's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. Examples of relevant assumptions and factors include, but are not limited to, general economic and business conditions, industry trends, technological developments, the Company's ability to continue to design and deploy efficient network routes, obtain and maintain any required regulatory licenses or approvals and finance network development, all in a timely manner, at reasonable costs and on satisfactory terms and conditions, as well as assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, the impact of new business opportunities requiring significant up-front investment, and availability, terms and deploymentof capital. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Item 9.    Financial Statements and Exhibits

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                  Exhibits

99.1       Press release, issued November 13, 2000

99.2       Slide presentation for CoreComm Limited meeting on November 13, 2000





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                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CORECOMM LIMITED

                                  (Registrant)

                                By: /s/ Richard J. Lubasch

                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel

                                         and Secretary

Dated:   November 13, 2000

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                                  EXHIBIT INDEX

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Exhibit                                                                  Page

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99.1       Press release, issued November 13, 2000

99.2       Slide presentation for CoreComm Limited meeting on November 13, 2000